                                                                   EXHIBIT 10.20

          SCHEDULE TO FORM OF CAPITAL POINT PRE-DEVELOPMENT AGREEMENT
           PURSUANT TO INSTRUCTION 2 TO ITEM 601(a) OF REGULATION S-K


                 LOCATION OF     EXPIRATION               GOVERNING LAW
                 LAND            DATE OF OPTION
                                 AGREEMENT
BRIDGEPORT,      Bridgeport,     November 28, 1998        West Virginia
WEST VIRGINIA    Simpson
                 District,
                 Harrison
                 County, West
                 Virginia

DANVILLE,        Danville,       October 11, 1998         Kentucky
KENTUCKY         Kentucky

FRANKFORT,       Frankfort,      September 23, 1998       Kentucky
KENTUCKY         Kentucky

VIENNA, WEST     Vienna, West    October 19, 1998         West Virginia
VIRGINIA         Virginia